WisdomTree Trust

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

(each, a “Fund” and together, the “Funds”)

Supplement dated March 19, 2025 to the Funds’ currently effective

Summary Prospectuses and Statutory Prospectus (collectively, the “Prospectuses”), and Statement of Additional Information (the “SAI”), each as supplemented

Effective on or about April 30, 2025 (the “Effective Date”), the name of each Fund will change as shown below. The Funds’ ticker symbols will not change.

Current Fund Name	New Fund Name
WisdomTree Dynamic Currency Hedged International Equity Fund	WisdomTree Dynamic International Equity Fund
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	WisdomTree Dynamic International SmallCap Equity Fund

In addition, on the Effective Date, the names of the WisdomTree Dynamic Currency Hedged International Equity Index and WisdomTree Dynamic Currency Hedged International SmallCap Equity Index, the performance, before fees and expenses, of which the WisdomTree Dynamic Currency Hedged International Equity Fund and WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, respectively, seek to track are revised as shown below.

Current Index Name	New Index Name
WisdomTree Dynamic Currency Hedged International Equity Index	WisdomTree Dynamic International Equity Index
WisdomTree Dynamic Currency Hedged International SmallCap Equity Index	WisdomTree Dynamic International SmallCap Equity Index

Therefore, on the Effective Date, all references in the Prospectuses and SAI to each Fund’s current name and Index will be replaced with the new names shown above.

*          *           *

The changes described above are not expected to affect the Funds’ fees and expenses, investment objective or principal investment strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-DDWM and DDLS-0325